EXHIBIT 10.72

Amendment to Note                                                     PNC BANK

THIS AMENDMENT TO NOTE (this "Amendment") is made as of November 6, 1997, by and between LANXIDE CORPORATION, a Delaware corporation (the "Borrower") and PNC BANK, DELAWARE (f/k/a Bank of Delaware) (the "Bank").

                                  WITNESSETH:

     WHEREAS, the Borrower has executed and delivered to the Bank, a note dated February 24, 1993, in the original principal amount of FIVE MILLION NINE HUNDRED SEVENTY THOUSAND and 00/100 Dollars ($5,970,000.00) (the "Note"), pursuant to a letter agreement \ loan agreement of even date (the "Agreement"), to evidence the Borrower's indebtedness to the Bank for a certain loan (the "Loan");

     WHEREAS, the Bank and the Borrower executed an amendment to the note dated August 15, 1995, amending the payment terms and extending the maturity dated to March 31, 2000;

      WHEREAS, the Borrower and the Bank desire to further amend the Note as provided for below;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Effective as of the date of this Amendment, the Note is hereby amended as follows:

          a. CHANGE IN INTEREST RATE. The Interest Rate is hereby reduced to a floating rate equal to the Prime Rate minus one-half of one percent (0.50%) per annum.

          b. CHANGE IN PAYMENT TERMS. The remaining principal outstanding shall be due and payable in 24 equal consecutive monthly installments in the amount of $228,000.00 each, commencing on April 1, 1998, and continuing on the first day of each consecutive month thereafter to and including March 1, 2000, and a final installment of $228,000.00 on March 31, 2000. Interest shall be payable at the same times as the principal payments, as billed by the Bank.
Any outstanding principal and accrued interest shall be due and payable in full on March 31, 2000.

     2. Any and all references to the Note in any document, instrument or certificate evidencing, securing or otherwise delivered in connection with the Loan shall be deemed to refer to the Note as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Note or the Agreement.

     3. This Amendment is deemed incorporated into the Note. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Agreement or the Note, the terms and provisions hereof shall control.

     4. The Borrower hereby represents and warrants that (a) all of its representations and warranties in the Agreement are true and correct, (b) no default or Event of Default exists under the Note or the Agreement, and
(c) this Amendment has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     5. The Borrower hereby confirms that any collateral for the Loan, including but not limited to liens, security interests, and pledges granted by the Borrower, shall continue unimpaired and in full force and effect.

     6. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

     7. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

     8. Except as amended hereby, the terms and provisions of the Note remain unchanged and in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Agreement or the Note, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions.

WITNESS the due execution hereof as a document under seal, as of the date first written above.


WITNESS / ATTEST:                            LANXIDE CORPORATION

/s/ Robert J. Ferris                         By:  /s/ Christopher R. Kennedy
_____________________________                     ____________________________
                                                                        (SEAL)
Print Name:  Robert J. Ferris                Print Name:  C. Kennedy

                                             Title:  V. P. Technology


                                             PNC BANK, DELAWARE

                                             By:  /s/ Jeffrey C. Allen
                                                  ____________________________
                                                                        (SEAL)
                                             Print Name:  Jeffrey C. Allen

                                             Title:  Vice President



(Guarantor's consent follows on page 3.)


                              CONSENT OF GUARANTOR

     The undersigned guarantor hereby consents to the provisions of the foregoing Amendment and confirms and agrees that the undersigned's obligations under the Guaranty and Suretyship Agreement dated February 11, 1993 as amended from time to time (the "Guaranty"), relating to the Loan mentioned in the foregoing Amendment shall be unimpaired by the Amendment and that the undersigned has no defenses or set offs against the Bank, its officers, directors, employees, agents or attorneys with respect to the Guaranty and that all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed. The undersigned further confirms that the expiration date of the Guaranty is March 31, 2000. The undersigned hereby certifies that the representations and warranties made in the Guaranty are true and correct.

WITNESS the due execution hereof as a document under seal, as of October 31, 1997.



WITNESS / ATTEST:                         E. I. DUPONT DE NEMOURS AND COMPANY

/s/ Veronica A. Thomas                    By:  /s/ John C. Sargent
________________________                       ____________________________

Veronica A. Thomas                             John C. Sargent
Assistant Secretary                            Vice President and Treasurer


[LETTERHEAD OF PNC BANK]


October 17, 1997


Mr. R. Michael Rice
c/o Lanxide Corporation
1300 Marrows Road
P.O. Box 6077
Newark, Delaware 19714-6077

      RE:  Modification of $5,970,000 Revolving Credit Facility

Dear Mike:

     We are pleased to inform you that PNC Bank, Delaware (the "Bank") has approved the request of Lanxide Corporation (the "Borrower") for modifications of the $5,970,000 revolving credit facility (the "Credit Facility"), subject to the terms and conditions set forth in this letter.

     The Borrower requested the Bank to (i) to reduce the interest rate to a reduced floating rate equal to Prime Rate minus one-half of one percent (0.50%) per annum; and (ii) change the payment terms, as set forth in the Amendment to the Note enclosed herewith (the "Amendment").

     The Bank hereby agrees to reduce the interest rate, subject to conditions a, b, and c below, and change the payment terms as set forth in the Amendment, subject to conditions b and c below:

(a) The Borrower shall provide evidence satisfactory to the Bank that indebtedness owed by the Borrower to Kanematsu ($5,000,000) and Commodore Environmental Service ($4,500,000), has been converted into equity in the Borrower;

(b) The Borrower shall execute and deliver to the Bank the Amendment, an updated corporate resolution and incumbency certificate and any other instruments or documents reasonably requested by the Bank from the Borrower; and

(c) E. I. duPont de Nemours and Company (the "Guarantor") shall execute and deliver to the Bank its consent and reaffirmation of guarantee, an updated corporate resolution and incumbency certificate and any other instruments or documents reasonable requested by the Bank from the Guarantor.

      Although the Bank has approved the modification, the Bank's obligations are conditioned on the Amendment and other required documents being signed and delivered to the Bank in a form that is satisfactory to the Bank and its counsel. This letter is governed by the laws of Delaware. No modification or waiver of any of the terms of this letter will be valid and binding unless agreed to in writing by the Bank.

      To accept the terms of the modification set forth in this letter, please sign this letter return it to me within 30 days from the date of this letter. Upon acceptance of the terms and conditions as outlined, we will prepare the necessary documents.

     We appreciate this opportunity to provide financial services to you, and look forward to our continued successful relationship.

                                          Very truly yours,

                                          PNC BANK, DELAWARE

                                          By:  /s/ Jeffrey C. Allen
                                              _______________________________

                                              Jeffrey C. Allen
                                              Vice President


                                   ACCEPTANCE

With the intent to be legally bound, the above terms and conditions are hereby agreed to and accepted as of this 20th day of October, 1997.

BORROWER:

LANXIDE CORPORATION

By:  /s/ Marc S. Newkirk
     _______________________
                      (SEAL)
Print Name:  Marc S. Newkirk

Title:  President & CEO


                 PNC BANK DELAWARE LOAN TO LANXIDE CORPORATION
                            AMENDED PAYMENT SCHEDULE

          03/31/97              $20,000               Paid
          06/30/97               50,000               Paid
          09/30/97              200,000               Paid
          03/31/98              228,000
          04/30/98              228,000
          05/31/98              228,000
          06/30/98              228,000
          07/31/98              228,000
          08/31/98              228,000
          09/30/98              228,000
          10/31/98              228,000
          11/30/98              228,000
          12/31/98              228,000
          01/31/99              228,000
          02/28/99              228,000
          03/31/99              228,000
          04/30/99              228,000
          05/31/99              228,000
          06/30/99              228,000
          07/31/99              228,000
          08/31/99              228,000
          09/30/99              228,000
          10/31/99              228,000
          11/30/99              228,000
          12/31/99              228,000
          01/31/00              228,000
          02/29/00              228,000
          03/31/00              228,000
                             ----------
          Total              $5,970,000
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